Exhibit 10.3
Transition Agreement
This Transition Agreement (the “Agreement”) by and between Cardlytics, Inc. (the “Company”) and Andy Christiansen (“You” or “Your”) (collectively the “Parties”) is entered into and effective as of March 17, 2023 (the “Effective Date”).
1.Termination of Separation Agreement. As of the Effective Date, the Parties acknowledge and agree that the Amended and Restated Separation Pay Agreement between You and the Company dated March 4, 2020 (the “Separation Agreement”) shall terminate. The termination of the Separation Agreement does not and will not result in the vesting, acceleration, or triggering of any employment benefit in Your favor, including, but not limited to, any post-termination payment obligation or any separation payment or benefit, or any other right which You may have under the Separation Agreement.
2.Terms of Transition.
(a)At-Will Employment. The Company shall continue to employ You on an at-will basis through July 21, 2023 (the “Separation Date”). The time period from the Effective Date through the Separation Date shall be referred to herein as the “Transition Term.” During the Transition Term, either You or the Company may terminate Your employment at any time, with or without cause or notice.
(b)Transition Duties. During the Transition Term, You agree to perform duties as requested and authorized by the Company, including, but not limited to, cooperating with the Company in effecting a smooth transition of Your duties and responsibilities as Chief Financial Officer (the “Transition Duties”). If instructed by the Company, You shall also refrain from performing any service or services. You agree to perform all Transition Duties faithfully, diligently, and industriously, and agree to use Your best efforts to complete the Transition Duties to the satisfaction of the Company.
(c)Transition Compensation. During Your employment, the Company shall continue to pay You a salary at the gross monthly rate of Twenty Nine Thousand One Hundred and Sixty Six Dollars and Sixty Seven Cents ($29,166.67), subject to all applicable withholdings and paid in accordance with the Company’s regular payroll schedule. You shall remain eligible to participate in all health benefit plans in which You participated immediately prior to the Effective Date, subject to the terms and conditions of such plans.
2.Consideration. Provided You complete the entire Transition Term and otherwise comply with this Agreement, then following the completion of the entire Transition Term, You shall have twenty-one (21) days within which to return an executed version of the Release Agreement attached as Exhibit A to the Company’s Chief Legal and Privacy Officer, Nick Lynton, located at 675 Ponce de Leon Avenue, Suite 6000, Atlanta, Georgia, 30308, and, only if You do so, and do not revoke Exhibit A, the Company shall:
(a)Pay You a separation payment equal to Three Hundred and Fifty Thousand Dollars ($350,000.00), minus all applicable withholdings, including taxes and Social Security (the “Separation Payment”). The Separation Payment shall be divided and paid in equal installments over a period of twelve (12) months in accordance with the Company’s regular payroll schedule as in effect on the date of execution of the Release Agreement attached as Exhibit A, beginning on the next regularly scheduled payroll date that follows the sixtieth (60th) day following Your termination of employment, with a lump sum catch-up payment made at that time in an amount equal to the aggregate amount of payments that would have been paid through such date had payments commenced beginning on the first such pay date that immediately follows the date of the termination of Your employment; and
(b)Subject to Your timely election of continuation coverage under the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended (“COBRA”), reimburse Your COBRA premium under the Company’s major medical group health plan, dental plan, and vision plan on a monthly basis for a period of twelve (12) months, up to a maximum monthly reimbursement equal to the monthly amount the Company paid for such coverage on Your behalf prior to the Effective Date, provided that You are eligible and remain eligible for COBRA coverage, and provided, further, that in the event that You obtain other employment that offers group health benefits, such payments (but not the ability to continue COBRA coverage at Your sole expense) shall immediately cease when You become eligible to participate in such group health benefit plan;
Because You will no longer be employed by the Company following the Separation Date, Your rights to any particular employee benefit will be governed by applicable law and the terms and provisions of the Company’s various employee benefit plans and arrangements. You acknowledge that Separation Date shall be the date used in determining benefits under all Company employee benefit plans. The Company’s obligation to provide the payments and benefits set forth above shall terminate immediately if You breach this Agreement, the Release Agreement, or any post-termination obligations to which You are subject. Notwithstanding anything to the contrary set forth above, if You breach this Agreement, the Release Agreement, or any post-termination obligations to which You are subject, You acknowledge and agree that (i) You shall return to the Company ninety-five percent (95%) of any amounts You received under this Section above within ten (10) calendar days after receiving notice from the Company of such breach, as such amounts are not deemed earned absent Your compliance with this Agreement and the Release Agreement, and (ii) the remaining five percent (5%) shall constitute full and complete consideration sufficient to support enforcement of this Agreement and the Release Agreement, including, but not limited to, Your release of claims hereunder.

Exhibit 10.3

3.Release. In exchange for continuing Your employment through the Transition Term and the consideration set forth above, You release and discharge the Company1 from any and all claims or liability, whether known or unknown, arising out of any event, act or omission occurring on or before the day You sign this Agreement, including, but not limited to, claims arising out of Your employment or the cessation of Your employment, claims arising out of or relating to the Separation Agreement, claims arising out of the Employment Retirement Income Security Act of 1974 (ERISA), 29 U.S.C.
§§ 1001-1461, claims for breach of contract, tort, negligent hiring, negligent training, negligent supervision, negligent retention, employment discrimination, retaliation, or harassment, as well as any other statutory or common law claims, at law or in equity, recognized under any federal, state, or local law. You also release any claims for unpaid back pay, sick pay, vacation pay, expenses, bonuses, claims arising out of or relating to equity or other ownership interest in the Company, claims to commissions, attorneys’ fees, or any other compensation. You agree that You are not entitled to any additional payment or benefits from the Company, except as set forth in this Agreement. You further agree that You have suffered no harassment, retaliation, employment discrimination, or work-related injury or illness, and that You do not believe that this Agreement is a subterfuge to avoid disclosure of sexual harassment or gender discrimination allegations. You further acknowledge and represent that You (i) have been fully paid (including, but not limited to, any overtime to which You are entitled, if any) for hours You worked for the Company, and (ii) do not claim that the Company violated or denied Your rights under the Fair Labor Standards Act. Notwithstanding the foregoing, the release of claims set forth in this Section does not waive Your right to receive benefits under the Company’s 401(k) or pension plans, if any, that either (a) have accrued or vested prior to the Effective Date, or (b) are intended, under the terms of such plans, to survive Your separation from the Company.
4.OWBPA/ADEA Waiver. By agreeing to this provision, You release and waive any right or claim against the Company1 arising out of Your employment or the termination of Your employment with the Company under the Age Discrimination in Employment Act, as amended, 29 U.S.C. § 621 et seq. (“ADEA”), the Older Workers Benefit Protection Act, 29 U.S.C. § 621 et seq. (“OWBPA”), and the Georgia Prohibition of Age Discrimination in Employment, O.C.G.A.
§ 34-1-2 (such release and waiver referred to as the “Waiver”). You understand and agree that, (a) this Agreement is written in a manner that You understand; (b) You do not release or waive rights or claims that may arise after You sign this Agreement; (c) You waive rights and claims You may have had under the OWBPA and the ADEA, but only in exchange for payments and/or benefits in addition to anything of value to which You are already entitled; (d) You are advised to consult with an attorney before signing this Agreement; (e) You have twenty-one (21) calendar days (the “Offer Period”) from receipt of this Agreement to consider whether to sign it. The Parties agree the Company may revoke this offer at any time. However, if You sign before the end of the Offer Period, You acknowledge that Your decision to do so was knowing, voluntary, and not induced by fraud, misrepresentation, or a threat to withdraw, alter, or provide different terms prior to the expiration of the Offer Period. You agree that changes or revisions to this Agreement, whether material or immaterial, do not restart the running of the Offer Period; (f) You have seven (7) calendar days after signing this Agreement to revoke this Agreement (the “Revocation Period”). If You revoke, the Agreement shall not be effective or enforceable, and You shall not be entitled to the consideration set forth in this Agreement. To be effective, the revocation must be in writing and received by the Company’s Chief Legal and Privacy Officer, Nick Lynton, 675 Ponce de Leon Ave, Suite 6000, Atlanta, Georgia 30308, prior to expiration of the Revocation Period; and (g) this Waiver shall not become effective or enforceable until the Revocation Period has expired.
1 For purposes of Sections 3, 4, 5, and 6 of this Agreement, the term “Company” includes the Company, the Company’s parents, subsidiaries, affiliates and all related companies, as well as each of their respective current and former officers, directors, shareholders, members, managers, employees, agents and any other representatives, any employee benefits plan of the Company, and any fiduciary of those plans.

Exhibit 10.3
5.No Admission of Liability. This Agreement is not an admission of liability by the Company1. The Company denies any liability whatsoever. You and the Company enter into this Agreement to reach a mutual agreement concerning Your separation from the Company.
6.Non-Disparagement/ Future Employment. You shall not make any disparaging or defamatory statements, whether written or oral, regarding the Company.1 You agree that the Company has no obligation to consider You for employment should You apply in the future.
7.Expense Reimbursement. You agree that, within ten (10) days of the Separation Date, You will submit a final expense reimbursement statement and supporting documentation reflecting all business expenses You incurred through the Separation Date for which You seek reimbursement, if any. The Company shall review and reimburse You for these business expenses pursuant to its regular business practice. The Company shall not reimburse You for any business expenses submitted more than ten (10) days after the Separation Date.
8.Confidentiality. You acknowledge and agree that neither You nor anyone acting on Your behalf has made or shall make any disclosures concerning the existence or terms of this Agreement to any person or entity, including, but not limited to, any representative of the media, Internet web page, social networking site, “blog,” or “chat room,” judicial or administrative agency or body, business entity, or association, except: (i) Your spouse; (ii) Your attorneys, accountants, or financial advisors; or (iii) any court or government agency pursuant to an official request by such government agency, court order, or legally enforceable subpoena. If You are contacted, served, or learn that You shall be served with a subpoena to compel Your testimony or the production of documents concerning this Agreement or Your employment with the Company, You agree to immediately notify the Company’s Chief Legal and Privacy Officer, Nick Lynton, by telephone and as soon as possible thereafter in writing. If You disclose the existence or terms of this Agreement pursuant to sub-clauses (i) or (ii) of this paragraph, You shall inform such person or entity (a) of this confidentiality provision, and (b) to maintain the same level of confidentiality required by this provision. Any breach of this provision by such person or entity shall be considered a breach by You. You may not use this Agreement as evidence, except in a proceeding in which a breach of this Agreement is alleged.
9.Return of Company Property. You shall , on or before the date Your employment with the Company ends for any reason or at any time upon the Company’s request, return to the Company all of the Company’s property, including, but not limited to, computers, computer equipment, office equipment, mobile phone, keys, passcards, credit cards, confidential or proprietary lists (including, but not limited to, customer, supplier, licensor, and client lists), tapes, laptop computer, electronic storage device, software, computer files, marketing and sales materials, and any other property, record, document, or piece of equipment belonging to the Company. You shall not (a) retain any copies of the Company’s property, including any copies existing in electronic form, which are in Your possession, custody, or control, or (b) destroy, delete, or alter any Company property, including, but not limited to, any files stored electronically, without the Company’s prior written consent. The obligations contained in this Section shall also apply to any property which belongs to a third party, including, but not limited to, (i) any entity which is affiliated or related to the Company, or (ii) the Company’s customers, licensors, or suppliers.
10.Attorneys’ Fees. In the event of litigation relating to this Agreement other than a challenge to the Waiver, the Company shall, if it is the prevailing party, be entitled to recover attorneys’ fees and costs of litigation, in addition to all other remedies available at law or in equity.
11.Successors and Assigns. This Agreement shall be assignable to, and shall inure to the benefit of, the Company's successors and assigns, including, without limitation, successors through merger, name change, consolidation, or sale of a majority of the Company’s stock or assets, and shall be binding upon You and Your heirs and assigns.
12.Entire Agreement. This Agreement, including Exhibit A which is incorporated by reference, and the Employment Covenants Agreement executed by You on December 15, 2014 (the “Prior Agreement”)(collectively the “Agreements”) constitute the entire agreement between the Parties. The Prior Agreement is incorporated by reference, and any of Your post-termination obligations contained in the Prior Agreement shall remain in full force and effect, and shall survive cessation of Your employment. You acknowledge that Your post-termination obligations contained in the Prior Agreement are valid, enforceable and reasonably necessary to protect the interests of the Company, and You agree to abide by such obligations. These Agreements supersede any prior communications, agreements or understandings, whether oral or written, between the Parties arising out of or relating to Your employment and the termination of that employment. Other than this Agreement, no other representation, promise or agreement has been made with You to cause You to sign this Agreement.
1 For purposes of Sections 3, 4, 5, and 6 of this Agreement, the term “Company” includes the Company, the Company’s parents, subsidiaries, affiliates and all related companies, as well as each of their respective current and former officers, directors, shareholders, members, managers, employees, agents and any other representatives, any employee benefits plan of the Company, and any fiduciary of those plans.

Exhibit 10.3
13.Non-Interference. Notwithstanding anything to the contrary set forth in this Agreement or in any other Agreement between You and the Company, nothing in this Agreement or in any other Agreement shall limit Your ability, or otherwise interfere with Your rights, to (a) file a charge or complaint with the Equal Employment Opportunity Commission, the National Labor Relations Board, the Occupational Safety and Health Administration, the Securities and Exchange Commission, or any other federal, state, or local governmental agency or commission (each a “Government Agency”),
(b) communicate with any Government Agency or otherwise participate in any investigation or proceeding that may be conducted by any Government Agency, including providing documents or other information, without notice to the Company, (c) receive an award for information provided to any Government Agency, or (d) engage in activity specifically protected by Section 7 of the National Labor Relations Act, or any other federal or state statute or regulation
14.Governing Law/Consent to Jurisdiction. The laws of the State of Georgia shall govern this Agreement. If Georgia’s conflict of law rules would apply another state’s laws, the Parties agree that Georgia law shall still govern. You agree that any and all claims arising out of or relating to this Agreement shall be brought solely and exclusively in a state or federal court of competent jurisdiction in Georgia. You consent to the personal jurisdiction of the state and/or federal courts located in Georgia. You waive (a) any objection to jurisdiction or venue, or (b) any defense claiming lack of jurisdiction or improper venue, in any action brought in such courts.
15.Voluntary Agreement. You acknowledge the validity of this Agreement and represent that You have the legal capacity to enter into this Agreement. You acknowledge and agree You have carefully read the Agreement, know and understand the terms and conditions, including its final and binding effect, and sign it voluntarily.
16.Execution. This Agreement may be executed in one or more counterparts, including, but not limited to, facsimiles and scanned images. Each counterpart shall for all purposes be deemed to be an original, and each counterpart shall constitute this Agreement.
If the terms set forth in this Agreement are acceptable, please initial each page, sign below, and return the signed original to the Company on or before the 21st day after You receive this Agreement. You understand that this Agreement can be revoked at any time prior to expiration of the Offer Period. If the Company does not revoke and does not receive a signed original on or before the 21st day after You receive this Agreement, then this offer is automatically revoked and You shall not be entitled to the consideration set forth in this Agreement.
IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the Effective Date.

Cardlytics, Inc.	Andy Christiansen

/s/ Nick Lynton	/s/ Andy Christiansen
Date: March 17, 2023	Date: March 17, 2023
Chief Legal and Privacy Officer

1 For purposes of Sections 3, 4, 5, and 6 of this Agreement, the term “Company” includes the Company, the Company’s parents, subsidiaries, affiliates and all related companies, as well as each of their respective current and former officers, directors, shareholders, members, managers, employees, agents and any other representatives, any employee benefits plan of the Company, and any fiduciary of those plans.

Exhibit 10.3
Exhibit A: Release Agreement
[Release Agreement begins on next page.]
[The Parties should only execute the Release Agreement upon expiration of the Transition Term]

Exhibit 10.3
Release Agreement
This Release Agreement (the “Agreement”) by and between Cardlytics, Inc. (the “Company”) and Andy Christiansen (“You” or “Your”) (collectively the “Parties”) is entered into and effective as of July 21, 2023 (the “Effective Date”).
1.Release. In exchange for the consideration set forth in the Transition Agreement between the Parties dated March 17, 2023 (the “Transition Agreement”), incorporated herein by reference, You release and discharge the Company1 from any and all claims or liability, whether known or unknown, arising out of any event, act, or omission occurring on or before the day You sign this Agreement, including, but not limited to, claims arising out of Your employment or the cessation of Your employment, claims arising out of the Amended and Restated Separation Pay Agreement between You and the Company dated March 4, 2020, claims arising out of the Employment Retirement Income Security Act of 1974 (ERISA), 29 U.S.C. §§ 1001-1461, claims for breach of contract, tort, negligent hiring, negligent training, negligent supervision, negligent retention, employment discrimination, retaliation, or harassment, as well as any other statutory or common law claims, at law or in equity, recognized under any federal, state, or local law. You also release any claims for unpaid back pay, sick pay, vacation pay, expenses, bonuses, claims arising out of or relating to equity or other ownership interest in the Company, claims to commissions, attorneys’ fees, or any other compensation. You agree that You are not entitled to any additional payment or benefits from the Company, except as set forth in this Agreement or the Transition Agreement. You further agree that You have suffered no harassment, retaliation, employment discrimination, or work-related injury or illness, and that You do not believe that this Agreement is a subterfuge to avoid disclosure of sexual harassment or gender discrimination allegations. You further acknowledge and represent that You (i) have been fully paid (including, but not limited to, any overtime to which You are entitled, if any) for hours You worked for the Company, and (ii) do not claim that the Company violated or denied Your rights under the Fair Labor Standards Act. Notwithstanding the foregoing, the release of claims set forth in this Section does not waive Your right to receive benefits under the Company’s 401(k) or pension plans, if any, that either (a) have accrued or vested prior to the Effective Date, or (b) are intended, under the terms of such plans, to survive Your separation from the Company.
2.OWBPA/ADEA Waiver. By agreeing to this provision, You release and waive any right or claim against the Company1 arising out of Your employment or the termination of Your employment with the Company under the Age Discrimination in Employment Act, as amended, 29 U.S.C. § 621 et seq. (“ADEA”), the Older Workers Benefit Protection Act, 29 U.S.C. § 621 et seq. (“OWBPA”), and the Georgia Prohibition of Age Discrimination in Employment, O.C.G.A.
§ 34-1-2 (such release and waiver referred to as the “Waiver”). You understand and agree that, (a) this Agreement is written in a manner that You understand; (b) You do not release or waive rights or claims that may arise after You sign this Agreement; (c) You waive rights and claims You may have had under the OWBPA and the ADEA, but only in exchange for payments and/or benefits in addition to anything of value to which You are already entitled; (d) You are advised to consult with an attorney before signing this Agreement; (e) You have twenty-one (21) calendar days (the “Offer Period”) from receipt of this Agreement to consider whether to sign it. The Parties agree the Company may revoke this offer at any time. However, if You sign before the end of the Offer Period, You acknowledge that Your decision to do so was knowing, voluntary, and not induced by fraud, misrepresentation, or a threat to withdraw, alter, or provide different terms prior to the expiration of the Offer Period. You agree that changes or revisions to this Agreement, whether material or immaterial, do not restart the running of the Offer Period; (f) You have seven (7) calendar days after signing this Agreement to revoke this Agreement (the “Revocation Period”). If You revoke, the Agreement shall not be effective or enforceable, and You shall not be entitled to the consideration set forth in this Agreement. To be effective, the revocation must be in writing and received by the Company’s Chief Legal and Privacy Officer, Nick Lynton, 675 Ponce de Leon Avenue, Suite 6000, Atlanta, Georgia 30308, prior to expiration of the Revocation Period; and (g) this Waiver shall not become effective or enforceable until the Revocation Period has expired.
3.No Admission of Liability. This Release Agreement is not an admission of liability by the Company.1 The Company denies any liability whatsoever. The Company enters into this Release Agreement to reach a mutual agreement concerning Your separation from the Company.
4.Expense Reimbursement. You agree that, within ten (10) days of the Separation Date, You will submit a final expense reimbursement statement and supporting documentation reflecting all business expenses You incurred through the Separation Date for which You seek reimbursement, if any. The Company shall review and reimburse You for these business expenses pursuant to its regular business practice. The Company shall not reimburse You for any business expenses submitted more than ten (10) days after the Separation Date.
1 For purposes of Sections 1, 2, and 3 of this Agreement, the term “Company” means the Company, the Company’s parents, subsidiaries, affiliates, and all related companies, as well as each of their respective current and former officers, directors, shareholders, members, managers, employees, agents, and any other representatives, any employee benefits plan of the Company, and any fiduciary of those plans.

Exhibit 10.3

5.Entire Agreement. This Agreement, the Transition Agreement, and the Employment Covenants Agreement executed by You on December 15, 2014 (the “Prior Agreement”)(collectively the “Agreements”) constitute the entire agreement between the Parties. The Prior Agreement is incorporated by reference, and any of Your post-termination obligations contained in the Prior Agreement shall remain in full force and effect, and shall survive cessation of Your employment. You acknowledge that Your post-termination obligations contained in the Prior Agreement are valid, enforceable and reasonably necessary to protect the interests of the Company, and You agree to abide by such obligations. These Agreements supersede any prior communications, agreements or understandings, whether oral or written, between the Parties arising out of or relating to Your employment and the termination of that employment. Other than this Agreement, no other representation, promise, or agreement has been made with You to cause You to sign this Agreement.
6.Non-Interference. Notwithstanding anything to the contrary set forth in this Agreement or in any other agreement between You and the Company, nothing in this Agreement or in any other agreement shall limit Your ability, or otherwise interfere with Your rights, to (a) file a charge or complaint with the Equal Employment Opportunity Commission, the National Labor Relations Board, the Occupational Safety and Health Administration, the Securities and Exchange Commission, or any other federal, state, or local governmental agency or commission (each a “Government Agency”),
(b) communicate with any Government Agency or otherwise participate in any investigation or proceeding that may be conducted by any Government Agency, including providing documents or other information, without notice to the Company, (c) receive an award for information provided to any Government Agency, or (d) engage in activity specifically protected by Section 7 of the National Labor Relations Act, or any other federal or state statute or regulation
7.Governing Law/Consent to Jurisdiction and Venue. The laws of the State of Georgia shall govern this Agreement. If Georgia’s conflict of law rules would apply another state’s laws, the Parties agree that Georgia law shall still govern. You agree that any and all claims arising out of or relating to this Agreement shall be brought solely and exclusively in a state or federal court of competent jurisdiction in Georgia. You consent to the personal jurisdiction of the state and/or federal courts located in Georgia. You waive (a) any objection to jurisdiction or venue, or (b) any defense claiming lack of jurisdiction or improper venue, in any action brought in such courts.
8.Voluntary Agreement. You acknowledge the validity of this Agreement and represent that You have the legal capacity to enter into this Agreement. You acknowledge and agree You have carefully read the Agreement, know and understand the terms and conditions, including its final and binding effect, and sign it voluntarily.
9.Execution. This Agreement may be executed in one or more counterparts, including, but not limited to, facsimiles and scanned images. Each counterpart shall for all purposes be deemed to be an original, and each counterpart shall constitute this Agreement.
If the terms set forth in this Agreement are acceptable, please initial each page, sign below, and return the signed original to the Company on or before the 21st day after You receive this Agreement. You understand that this Agreement can be revoked at any time prior to expiration of the Offer Period. If the Company does not revoke and does not receive a signed original on or before the 21st day after You receive this Agreement, then this offer is automatically revoked and You shall not be entitled to the consideration set forth in this Agreement.

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the Effective Date.

Cardlytics, Inc.	Andy Christiansen

/s/ Nick Lynton	/s/ Andy Christiansen
Date: March 17, 2023	Date: March 17, 2023
Chief Legal and Privacy Officer

1 For purposes of Sections 1, 2, and 3 of this Agreement, the term “Company” means the Company, the Company’s parents, subsidiaries, affiliates, and all related companies, as well as each of their respective current and former officers, directors, shareholders, members, managers, employees, agents, and any other representatives, any employee benefits plan of the Company, and any fiduciary of those plans.